UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2022

PULMATRIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36199	46-1821392
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Hayden Avenue, Suite 390

Lexington, MA 02421

(Address of principal executive offices) (Zip Code)

(781) 357-2333

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	PULM	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 29, 2022, Pulmatrix, Inc. (the “Company”) issued a press release announcing its financial results for the fourth fiscal quarter and twelve months ended December 31, 2021, and provided a corporate update. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The Company intends, from time to time, to present and/or distribute to the investment community and utilize at various industry and other conferences a slide presentation, which is attached hereto as Exhibit 99.2. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, that are furnished pursuant to Item 2.02 and Item 7.01, respectively, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated March 29, 2022*
99.2	Corporate Presentation of Pulmatrix, Inc. (furnished herewith pursuant to Item 7.01)
104	Cover Page Interactive Data File (formatted as Inline XBRL)

* This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be “filed.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULMATRIX, INC.

Date: March 29, 2022	By:	/s/ Teofilo Raad
Teofilo Raad
Chief Executive Officer